                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party Other than the Registrant

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         DREXLER TECHNOLOGY CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         ______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ______________________________________________________________________

     (5) Total fee paid:

         ______________________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         ______________________________________________________________________

     (2) Form, schedule, or registration statement no.:

         ______________________________________________________________________

     (3) Filing party:

         ______________________________________________________________________

     (4) Date filed:

         ______________________________________________________________________

                    [LOGO OF DREXLER TECHNOLOGY CORPORATION]

                            1077 Independence Avenue
                      Mountain View, California 94043-1601

                               ------------------

                  NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                           Friday, September 20, 1996
                                    2:00 p.m.

To the Stockholders:

     The 1996 Annual Meeting of Stockholders of Drexler Technology Corporation will be held in the Edwards Room at Hyatt Rickeys in Palo Alto, 4219 El Camino Real, Palo Alto, California, on Friday, September 20, 1996, at 2:00 p.m., for the following purposes:

     1. to elect directors;

     2. to approve a 250,000 share increase in the number of shares reserved for issuance under the 1991 Stock Option Plan; and

     3. to transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on Tuesday, July 23, 1996, are entitled to vote at this meeting and at any continuation or adjournment thereof.

                                        By Order of the Board of Directors

                                        JERALD E. ROSENBLUM
                                        Secretary

Mountain View, California
August 21, 1996

- --------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD, AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

- --------------------------------------------------------------------------------

                         DREXLER TECHNOLOGY CORPORATION

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held September 20, 1996

General

     The enclosed proxy is solicited on behalf of the Board of Directors of Drexler Technology Corporation, a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. on Friday, September 20, 1996. Only stockholders of record on Tuesday, July 23, 1996, will be entitled to vote. At the close of business on that date, the Company had outstanding 8,900,624 shares of Common Stock.

     Stockholders are entitled to one vote for each share held. In the election of directors, votes can be cast only for persons whose names have been placed in nomination prior to the voting. Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. A proxy may be revoked by filing with the Secretary of the Company, prior to the meeting, an instrument revoking it, by duly executing a proxy bearing a later date which is presented to the meeting, or by attending the meeting and electing to vote in person. The shares represented by a duly executed and unrevoked proxy in the form accompanying this Proxy Statement will be voted in accordance with the instructions contained therein, and in the absence of instructions, will be voted for the nominees for directors, for Proposal No. 2, and according to the discretion of the proxy holder(s) on any other matters that properly come before the meeting or any adjournment thereof.

     The address of the Company's principal executive offices and the approximate date on which this Proxy Statement is being mailed to stockholders are shown on the accompanying Notice of Annual Meeting of Stockholders.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

     The authorized number of directors to be elected at this meeting is three. Management's nominees are Messrs. Jerome Drexler, Arthur H. Hausman, and William
E. McKenna, all of whom are presently directors of the Company. Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified. As explained above, all proxies solicited hereby will be voted for the election of the three nominees unless authority to vote for one or more nominees is withheld in accordance with the instructions on the proxy card. If any nominee should unexpectedly become unavailable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors.

     No nominations for director of the Company by any person other than the Board of Directors shall be presented at the meeting unless the person making the nomination is a stockholder as of the record date and shall have given timely notice to the Secretary. In order to be timely, a stockholder's notice shall be delivered to or mailed and received at the principal offices of the Company no later than the close of business on Wednesday, September 4, 1996. Such notice shall (i) set forth the name and address of the person making the nomination and of the nominee, together with such information concerning the nomination and the nominee as is required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee, and (ii) include the duly executed written consent of the nominee to serve as a director if elected.

     The table below contains information respecting the number of shares and percentage of the Company's Common Stock beneficially owned by each director of the Company, by each executive officer of the Company, and by all executive officers and directors as a group, as of July 10, 1996. The beneficial owners of the shares have full voting and investment power, except as indicated in the table, and have addresses in care of the Company. As of the close of business on July 10, 1996, the Company had outstanding 8,900,624 shares of Common Stock.

                              STOCK OWNERSHIP TABLE

                                                                                    Director       Common       Percentage
     Name, Principal Occupation, and Other Directorships                     Age     Since         Shares        of Class
     ---------------------------------------------------                     ---     -----         ------        --------
JEROME DREXLER . . . . . . . . . . . . . . . . . . . . . . . . .              68      1968      1,463,798(1)       16.4%
Chairman of the Board of Directors and President of the Company.

ARTHUR H. HAUSMAN . . . . . . . . . . . . . . . . . . . . . . . .             72      1981         37,500(2)         .4%
Director; private investor. Retired Chairman, President, and
Chief Executive Officer of Ampex Corporation (manufacturer of professional audio-video systems, data/memory products, and
magnetic tape); Director of California Amplifier, Inc. (low-noise amplifiers); Director of California Microwave, Inc. (commercial telecommunications and defense electronics); and Director
Emeritus of Technology for Communications International
(high-frequency antenna systems and electronic reconnaissance systems).

WILLIAM E. McKENNA . . . . . . . . . . . . . . . . . . . . . . .              76       1970        56,000(2)         .6%
Director; private investor. Director of California Amplifier,
Inc. (low- noise amplifiers); Safeguard Health Enterprises, Inc.
(healthcare services); WMS Industries, Inc. (amusement games);
Williams Hospitality Management Group, Inc. (resort hotels); and
Calprop Corporation (real estate).

CHRISTOPHER J. DYBALL . . . . . . . . . . . . . . . . . . . . . .             45        N/A       110,747(3)        1.2%
Executive Vice President and General Manager, Card Manufacturing.

STEVEN G. LARSON . . . . . . . . . . . . . . . . . . . . . . . . .            46        N/A       90,046(4)         1.0%
Vice President of Finance and Treasurer.

All executive officers and directors as a group (the five persons
named above) . . . . . . . . . . . . . . . . . . . . . . . . . . .                             1,758,091(5)        19.8%

- -------------------------------

(1) Includes 192,000 shares purchasable by exercise of option within 60 days. Does not include 187,100 shares owned by Mr. Drexler's wife and 15,800 shares held indirectly by his wife as custodian, as to all of which shares Mr. Drexler disclaims any beneficial ownership. Does not include 6,500 shares held by The Drexler Foundation, the assets of which are perpetually dedicated to charity. The power to vote and to dispose of the shares held by The Drexler Foundation is shared by the Foundation's directors, consisting of Mr. Drexler and his wife.

(2)   Includes 18,000 shares purchasable by exercise of option within 60 days.

(3)   Includes 110,000 shares purchasable by exercise of option within 60 days.

(4)   Includes 89,900 shares purchasable by exercise of option within 60 days.

(5)   Includes 427,900 shares purchasable by exercise of option within 60 days.

Board Committees and Meetings

      The Board of Directors held nine meetings during the 1996 fiscal year, which ended March 31, 1996. The Board has standing Audit, Compensation, and Stock Option Committees. There is no Nomination Committee. The Audit Committee is composed of Messrs. McKenna and Hausman. The Compensation Committee is composed of Messrs. McKenna and Drexler. The Stock Option Committee is composed of Messrs. McKenna and Hausman. During the 1996 fiscal year, the Compensation Committee held no meetings, the Stock Option Committee held seven meetings, and the Audit Committee held three meetings. During the 1996 fiscal year, all Board and committee meetings were attended by all members.

      The Audit Committee has functions both as to the Company's independent public accountants and internal accounting. Its functions as to the Company's independent public accountants are to (1) recommend engagement and discharge,
(2) review the plan and results of the auditing engagement, (3) approve additional professional services, (4) review the accountants' independence, and
(5) consider the range of audit and nonaudit fees. Its functions as to the Company's internal accounting are to (1) review the scope and results of procedures for internal auditing and (2) consider comments from the independent public accountants with respect to internal accounting controls. The function of the Compensation Committee is to approve the salaries of executive officers (other than the President) and certain other management employees. The function of the Stock Option Committee is to administer the Company's Employee Stock Purchase Plan and 1991 Stock Option Plan.

Director Compensation

      Each of the three directors receives a fee of $1,200 per month for serving as a director, the standard fee in effect since July of 1995. From February of 1985 through June of 1995, the fee paid for serving as a director was $750 per month. The Company also reimburses reasonable out-of-pocket expenses incurred by directors performing services for the Company.

      The Company's 1991 Stock Option Plan provides for the automatic grant of a five-year option to purchase 15,000 shares of the Company's Common Stock on the date any person first becomes a director. These grants to newly elected directors become exercisable in cumulative increments of one-third each at the end of 24 months, 36 months, and 48 months from the date of grant. The 1991 Stock Option Plan further provides that on the date of the Company's annual meeting of stockholders, each director who has served as a director of the Company for the preceding nine-month period, who is also a member of the Stock Option Committee, and who is re-elected at such annual meeting, is automatically granted a five-year option to purchase 6,000 shares of the Company's Common Stock. The option share grants to such re-elected directors are exercisable in full at the time of grant. The exercise price for options granted to newly elected directors and re-elected directors is the fair market value of the Company's Common Stock on the effective date of the grant of the option.

Required Vote for Approval of Proposal No. 1

      The election of each nominee to the Board of Directors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the meeting. While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to election of directors, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and in determining the total number of shares present or represented and entitled to vote for the election of directors. In light of the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In accordance with applicable rules, brokers vote shares in accordance with instructions received from the beneficial owners of the shares; in the absence of specific voting instructions from the beneficial owners, brokers vote such shares in accordance with their own discretion.

            Management recommends a vote FOR election of the nominees
                            listed in Proposal No. 1.

               PROPOSAL NO. 2: AMENDMENT TO 1991 STOCK OPTION PLAN

Amendment to Increase Authorized Number of Shares under 1991 Stock Option Plan

      Proposal No. 2 seeks shareholder approval of an amendment to the Company's 1991 Stock Option Plan (the "1991 Option Plan") to increase the number of shares reserved for issuance thereunder by 250,000, from 1,670,000 to 1,920,000 shares.

      On May 28, 1996, the Board of Directors approved, subject to stockholder approval, an amendment to the 1991 Option Plan to increase the aggregate number of shares available thereunder by 250,000 shares in order to have an adequate number of shares available for future option grants. On that date, of the 1,670,000 shares of the Company's Common Stock reserved for issuance under the 1991 Option Plan, 289,920 shares remained available for future grants, prior to giving effect to the proposed increase.

      The Board of Directors believes that it is in the best interest of the Company to be able to continue to create equity incentives to assist in attracting, retaining, and motivating the key employees and consultants of the Company and its subsidiaries. Although in September of 1995, the Company's stockholders approved an amendment to the 1991 Stock Option Plan to increase the number of shares reserved thereunder by 400,000 shares, the Board of Directors believes that the number of shares remaining available for granting options pursuant to the 1991 Option Plan are insufficient for that purpose. The 250,000 share increase sought under Proposal No. 2 represents less than 3 percent of the Company's 8,900,624 total outstanding shares as of its proxy solicitation record date of July 23, 1996.

Required Vote for Approval of Proposal No. 2

      Approval of the foregoing amendment to the 1991 Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the meeting. Votes against are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Votes against are also counted for purposes of determining the total number of votes required to pass the proposal and whether such number of votes has been obtained. Refer to the discussion on pages 5 and 6 with respect to the effect of abstentions. In accordance with applicable rules, brokers vote shares in accordance with instructions received from the beneficial owners of the shares; in the absence of specific voting instructions from the beneficial owners, brokers vote such shares in accordance with their own discretion.

         Management recommends a vote FOR approval of Proposal No. 2 --
                       Amendment to the 1991 Option Plan.

Summary of 1991 Option Plan

      The 1991 Option Plan provides for the granting to key employees, officers, directors, and consultants to the Company and its subsidiaries (38 persons as of May 28, 1996) of options to purchase shares of the Company's $0.01 par value Common Stock.

      The purpose of the 1991 Option Plan is to enhance the concern of the Company's key employees and consultants (including officers and directors) in the success of the Company by giving them an ownership interest in the Company and to give such persons an incentive to continue their service to the Company. The plan also affords a means for providing additional recognition for services previously rendered. With the exception of options to be granted to themselves, the Stock Option Committee determines in its sole discretion which of the eligible persons are granted options and the number of shares subject to such options. Members of the Stock Option Committee and newly elected directors are automatically granted options as more particularly described on page 3 of this document.

      Options granted to employees may be designated as incentive stock options
(ISOs) or as non-statutory stock options (NSOs), whereas only NSOs may be granted to consultants. The Internal Revenue Code, as presently in effect, limits the number of ISOs which can become exercisable by any employee in any one year and provides that the Company and optionees receive different tax treatment upon exercise of NSOs and ISOs. No tax consequences result to the Company or an ISO grantee upon the issuance and exercise of an ISO. No tax consequences result to the Company or an NSO grantee upon the issuance of an NSO pursuant to the 1991 Option Plan having an exercise price equal to the fair market value of the Company's Common Stock on the date of grant of the NSO. Upon the exercise of the NSO, a grantee realizes income in an amount equal to the difference between the option exercise price and the fair market value of the Company's Common Stock on the date of exercise of the NSO, and the Company is entitled to a compensation deduction for the same amount.

      All ISOs granted to employees can be exercised only if the optionee is still an employee of the Company and its subsidiaries, except that ISOs are exercisable for a limited time period after termination of employment and for one year after the death or disability of the optionee. The restriction does not apply to NSOs or to ISOs granted to officers. All of the presently outstanding options under the 1991 Option Plan have five-year terms, with the exception of three ten-year options. In general, portions of each option granted are exercisable only after the passage of time or upon the occurrence of certain events, rather than the entire option being immediately exercisable upon grant. However, under the terms of the 1991 Stock Option Plan, the Board of Directors and/or Stock Option Committee retains discretion, subject to certain limits, to modify the terms of outstanding options. In January of 1993, the Company's Stock Option Committee accelerated the vesting of all then unvested and outstanding options. Certain option grants specify that the options are immediately exercisable upon grant. One NSO granted in June of 1996 is exercisable in installments of 20 percent each after six, 18, 30, 42, and 54 months from the date of grant. All other options granted under the 1991 Option Plan have been exercisable in one year or in installments of one-third each after two, three, and four years from the date of grant.

      All options granted under the 1991 Option Plan must have an exercise price not less than the fair market value of the Company's Common Stock on the date the option is granted. Fair market value per shares is the average of the high and low trading prices as reported by The Nasdaq Stock Market on the date of grant. Payment for the shares upon the exercise of options is in cash unless payment by promissory note is directed by the full Board of Directors or payment by utilization of outstanding Company stock owned by the optionee is directed by the Stock Option Committee or by the full Board of Directors. The Company receives no cash consideration upon the granting of options. The number of shares remaining available in the 1991 Option Plan is proportionately adjusted in the case of a stock split or dividend, as is the number of shares subject to outstanding options and the exercise price of such options.

      In the event of a merger or sale of assets or like event, the Board of Directors is empowered to make appropriate adjustments to options under the 1991 Option Plan. The Board of Directors has adopted guidelines specifying the following as adjustments that it would consider appropriate upon the occurrence of such an event:

     (1) permitting optionees no less than thirty days to exercise the vested portion of their options;

     (2) having the successor corporation either (a) issue to optionees replacement options for the unvested portions of options, or else (b) pay deferred compensation on the spread between the value of Company stock upon the occurrence of such event and the option exercise price at the time such unvested portion would have vested; and

     (3) providing for vesting of 100 percent of the unvested portion for optionees employed by the Company for at least two years prior to such event if their employment is terminated within one year of such event by the successor corporation other than by resignation or for acts of moral turpitude.

     The Company cannot now determine the number of options to be received in the future by all current executive officers as a group, all current directors who are not also executive officers as a group, or all employees including current officers who are not executive officers as a group.

Executive Officers

     The table below lists the names and ages of the Company's current executive officers, the position held, and the year when first appointed. It is anticipated that each such executive officer will continue in his position, although there is no understanding or arrangement to that effect. Any executive officer could resign or be replaced or removed by the Board of Directors at any time.

                               EXECUTIVE OFFICERS

                                                                                                  Officer
     Name                            Age               Position with Company                       Since
     ----                            ---               ---------------------                       -----
Jerome Drexler....................   68     Chairman of the Board of Directors and President       1968

Christopher J. Dyball.............   45     Executive Vice President and                           1992
                                            General Manager, Card Manufacturing

Steven G. Larson..................   46     Vice President of Finance and Treasurer                1987

Executive Compensation

      The table on the following page discloses the total compensation paid to the Company's President and Executive Vice President for the three fiscal years ended March 31, 1996, for services rendered in all capacities to the Company and its subsidiaries. No other executive officer of the Company earned $100,000 or more in aggregate salary and bonuses for the 1996 fiscal year.

                           SUMMARY COMPENSATION TABLE


                                           Annual Compensation    Long-Term Compensation
                                           -------------------    ----------------------
                                 Fiscal                              Shares Underlying
Name and Principal Position       Year     Salary($)  Bonus($)       Option Grants(#)
- ---------------------------      ------    ---------  --------       -----------------
Jerome Drexler,                   1996     $158,014     $0              30,000
   Chairman of the Board          1995     $146,956     $0              17,000
  and President                   1994     $122,308     $0              72,000(1)

Christopher Dyball,
  Executive Vice President        1996     $107,206     $0              75,000
  and General Manager,            1995     $102,979     $0              17,000
  Card Manufacturing              1994     $ 87,218     $0              15,000

- -----------------

(1) This option was granted in January of 1993 (fiscal 1993) subject to stockholder approval of certain amendments to the 1991 Stock Option Plan, which approval was obtained in September of 1993 (fiscal 1994).

Stock Option Grants to Executive Officers

      The table below sets forth the stock options granted to the Company's President and Executive Vice President under the Company's 1991 Option Plan during the 1996 fiscal year ended March 31, 1996. No other executive officer of the Company earned $100,000 or more in salary and bonuses for the 1996 fiscal year. The table sets forth hypothetical dollar gains or "option spreads" for the options at the end of their respective terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on arbitrarily assumed annualized rates of compounded appreciation of the market price at the date of grant of 5 percent and 10 percent from the date the option was granted to the end of the option term. However, no gain to the optionee is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent gain in stock price appreciation will result in zero dollars for the optionee. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants
                   -----------------------------------------------------       Potential Realizable Value at
                                 Percent of                                        Assumed Annual Rates of
                     Shares      Total Options    Exercise                      Stock Price Appreciation for
                   Underlying      Granted to       Price                        5- or 10-Year Option Term
                     Options       Employees     ($/Share)    Expiration       ------------------------------
       Name        Granted(#)   in Fiscal Year      (1)         Date(2)            5%                10%
       ----        ----------   --------------   ---------      -------            --                ---
Jerome Drexler      30,000           5.7%         $8.563     Aug 24, 2005       $161,547          $409,393

Christopher         20,000           3.8%         $7.00      June 7, 2000       $ 38,679          $ 85,471
  Dyball            10,000           1.9%         $8.563     Aug 24, 2000       $ 23,657          $ 52,275
                    45,000           8.5%         $9.063     Sep 15, 2000       $112,671          $248,974

- ------------------

(1) At the discretion of the Board of Directors and/or Stock Option Committee, the optionee may pay the exercise price to the Company in cash, by promissory note, or by delivering already owned shares, subject to certain conditions.

(2) Mr. Drexler's option has a ten-year term, and Dr. Dyball's options have five-year terms. These options are subject to earlier termination in certain events.

Aggregated Option Exercises and Options Held by Executive Officers

      The following table sets forth the value of options exercised by the Company's President and Executive Vice President during the 1996 fiscal year and remaining unexercised at fiscal year end.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                      Number of Securities Underlying           Value of Unexercised
                        Shares                             Unexercised Options at               In-the-Money Options at
                     Acquired on           Value            Fiscal Year-End (#)                 Fiscal Year-End ($)(2)
                       Exercise          Realized     -------------------------------           ----------------------
       Name              (#)              ($)(1)      Exercisable       Unexercisable      Exercisable       Unexercisable
       ----          -----------         --------     -----------       -------------      -----------       -------------
Jerome Drexler               0                0          192,000                  0         $1,062,938                 0

Christopher Dyball      46,000         $171,671          110,000             45,000         $  613,725          $132,187

- ---------------------

(1) Market value of underlying securities (based on the fair market value of the Company's Common Stock on The Nasdaq Stock Market) at the time of their exercise, minus the exercise price.

(2) Market value of securities underlying in-the-money options at fiscal year end (based on $12.00 per share, the average of the high and low trading prices of the Company's Common Stock on The Nasdaq Stock Market as of March 31, 1996), minus the exercise price.

Principal Stockholder

      The table below shows the name, address, number of shares held, nature of ownership, and percentage of shares held as of July 10, 1996, by the only person or entity known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock.

                                           Number of Shares and               Percentage
      Name and Address                      Nature of Ownership                of Class
      ----------------                      -------------------                --------
Jerome Drexler                                1,463,798(1)                      16.4%
c/o Drexler Technology Corporation          Full dispositive
1077 Independence Avenue                    and voting power
Mountain View, CA  94043

- ------------------

(1) Includes 192,000 shares purchasable by exercise of option within 60 days. Does not include 187,100 shares owned by Mr. Drexler's wife and 15,800 shares held indirectly by his wife as custodian, as to all of which shares Mr. Drexler disclaims any beneficial ownership. Does not include 6,500 shares held by The Drexler Foundation, the assets of which are perpetually dedicated to charity. The power to vote and to dispose of the shares held by The Drexler Foundation is shared by the Foundation's directors, consisting of Mr. Drexler and his wife.

Compensation Committee Interlocks and Insider Participation

      Jerome Drexler, the Company's President, is a member of the Compensation Committee. The Compensation Committee is responsible for setting the salaries of the Company's executive officers, other than the President, and for certain other management employees of the Company and its subsidiaries.

Employment Contracts, Termination of Employment, and Change of Control Arrangements

      None of the Company's executive officers has employment or severance arrangements with the Company. Under the terms of the 1991 Stock Option Plan, the Board of Directors and/or Stock Option Committee retains discretion, subject to certain limits, to modify the terms of outstanding options. In the event of a merger or sale of assets or like event, the Board of Directors is empowered to make appropriate adjustments to options under the 1991 Option Plan. See the summary of the 1991 Option Plan on pages 5 and 6 of this Proxy Statement.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and beneficial owners of more than 10 percent of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes these requirements were satisfied for the fiscal year ended March 31, 1996, except that due to administrative errors in the Company's stock administration function, certain Form 4s were filed seven to 14 days late for the following executive officers and directors: Dr. Dyball, three reports covering a total of ten transactions; Mr. Larson, two reports covering a total of seven transactions; Messrs. Hausman and McKenna, two reports covering a total of eight transactions each.

                     ---------------------------------------

      With reference to the next two sections, headed "Compensation Policy" and "Stock Performance Graph," and notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or part, the Compensation Policy and the Stock Performance Graph shall not be incorporated by reference in any such filings, nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

                     ---------------------------------------

Compensation Policy

      The Board of Directors, in coordination with the Compensation Committee and Stock Option Committee, establishes the general compensation policies of the Company and specific compensation levels for the Company's President and other executive officers. The Company's compensation policy, as adopted and revised from time to time, is to provide total compensation opportunities that are competitive with the pay practices of other companies and thereby enable the Company to attract and retain superior performing managers. This is accomplished through a combination of cash incentives and equity incentives which are granted to the Company's executive officers as well as to a broad range of the Company's employees. The Company believes that this closely aligns employee interests with those of its stockholders.

      The Board considered a total package for the Company's President in the context of the Company's objectives and business strategy. The analysis included reviewing compensation of chief executive officers of comparable companies within similar industries. The Company's overall financial performance was considered by the Board in determining the President's compensation; however, the specific performance of the Company's Common Stock was not a factor. In addition, the Board considered factors such as the individual's past performance and future potential. The same factors and considerations were used in determining the compensation of the Company's other executive officers as were used in setting the compensation of the President.

      The Company also maintains a Management Bonus Plan for its management employees. The Board determines the Company contribution to a bonus pool. This contribution is usually related to performance criteria such as pre-tax, pre-bonus Company earnings and licensing revenues, with various adjustments. The President then has sole discretion to allocate this bonus pool among the employees of the Company, excluding himself. The Company made no contribution to the bonus pool during fiscal 1996.

            Compensation Committee        Stock Option Committee
            ----------------------        ----------------------
                Jerome Drexler               Arthur H. Hausman
              William E. McKenna            William E. McKenna

Stock Performance Graph

The following stock performance graph compares the Company's total stockholder returns over the last five fiscal years to the Standard & Poor's 500 Stock Index ("S&P 500") and the University of Chicago Center for Research in Security Prices
(CRSP) Total Return Index for The Nasdaq Stock Market Computer Manufacturing Companies industry group, which includes manufacturers of computer storage devices.

The graph assumes that the value of the investment in the Company and each index was $100 on March 31, 1991, and that any dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 *Total Return Assumes Reinvestment of Dividends

                     [STOCK PERFORMANCE GRAPH APPEARS HERE]

The stock performance graph was plotted using the following data:

                                                  FISCAL YEAR ENDING MARCH 31,
                                           ----------------------------------------
                                           1991    1992    1993   1994   1995  1996
                                           ----    ----    ----   ----   ----  ----
Drexler Technology Corporation..........   $100    $135    $115   $138   $138  $285
S&P 500.................................   $100    $111    $128   $130   $150  $193
CRSP Nasdaq Computer Manufacturers......   $100    $105    $119   $116   $138  $213

Independent Public Accountants

      Arthur Andersen LLP are the Company's independent public accountants for the current fiscal year and first held this position for the fiscal year ended March 27, 1981. The independent public accountants are appointed by the Board of Directors. During the fiscal year ended March 31, 1996, Arthur Andersen LLP performed audit services including examination of annual financial statements, assistance on accounting and financial reporting matters, and performed tax services including the preparation of returns and the rendering of planning advice. Representatives of Arthur Andersen LLP are expected to be present at the stockholders' meeting. The representatives will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions by stockholders.

Proxy Cost and Solicitation

      The Company will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to the stockholders. Copies of proxy materials will be furnished to brokers, dealers, banks, voting trustees, and their nominees for forwarding to the beneficial owners. The Company has retained Corporate Investor Communications, Inc. ("CICI") to assist, if necessary, in the solicitation of proxies from banks, brokers and nominees at an approximate cost of $5,500 plus out-of-pocket expenses. In addition to the solicitation of proxies by use of the mails and by CICI, some of the officers, directors, and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the cost of which the Company will bear.

Other Matters; Stockholder Proposals for 1997 Annual Meeting

      The Board of Directors knows of no other matters which will be brought before the meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the judgment of the proxy holders.

      Subject to Securities and Exchange Commission regulations, stockholder proposals intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company not later than April 24, 1997, in order to be included in the 1997 Proxy Statement.

Financial Statements

      The Company's Annual Report for the 1996 fiscal year ended March 31, 1996, is being sent concurrently to the Company's stockholders. If you have not received or had access to the fiscal 1996 Annual Report, please notify the Corporate Office, Drexler Technology Corporation, 1077 Independence Avenue, Mountain View, California 94043-1601, and a copy will be sent to you.

- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD, AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.
- --------------------------------------------------------------------------------

This Proxy Statement was printed on recycled paper.

PROXY



                         DREXLER TECHNOLOGY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
                      FOR ANNUAL MEETING SEPTEMBER 20, 1996

The undersigned hereby appoints Jerome Drexler and Jerald E. Rosenblum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of Drexler Technology Corporation held of record by the undersigned on Tuesday, July 23, 1996, at the Annual Meeting of Stockholders to be held on Friday, September 20, 1996, or any continuation or adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

     YOUR VOTE IS IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
              PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD
                IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

              IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE
               ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS.

                IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY
                     WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                                               Please mark
                                                               your votes as
                                                               indicated in
                                                               this example./X/



ITEM 1 -- ELECTION OF DIRECTORS.

          Nominees:  Jerome Drexler
                     Arthur H. Hausman
                     William E. McKenna

                                      WITHHELD
                      FOR             FOR ALL

                      /  /              /  /

WITHHELD FOR: (Write that nominee's name in the space provided below):

______________________________________________________________________


ITEM 2 -- APPROVAL OF AN AMENDMENT TO 1991 STOCK OPTION PLAN.

                      FOR         AGAINST       ABSTAIN
                      /  /          /  /          /  /


ITEM 3 -- OTHER MATTERS. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or continuation thereof.

                      FOR         AGAINST       ABSTAIN
                      /  /          /  /          /  /


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT VOTING INSTRUCTIONS, THE SHARES WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSAL 2, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.




Signature(s) ______________________________ Date _________________________, 1996

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign the partnership name by the authorized person.

- --------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                 WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                       PLEASE MARK, SIGN, DATE, AND RETURN
              THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   THANK YOU.